                                                                    EXHIBIT 99.1
                              LETTER OF TRANSMITTAL

                             To Tender for Exchange
                    11 1/2% Series A Senior Notes due 2005 of

                          MICHAEL PETROLEUM CORPORATION


                 Pursuant to the Prospectus dated July 22, 1998

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 31, 1998 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                             The Exchange Agent is:

                       STATE STREET BANK AND TRUST COMPANY


By Registered or Certified Mail:           By Overnight or Hand Delivery:

State Street Bank and Trust Company        State Street Bank and Trust Company
Corporate Trust Department                 Corporate Trust Department
P. O. Box 778                              Two International Plaza, 4th Floor
Boston, Massachusetts 02102-0078           Boston, Massachusetts 02110
Attn: Kellie Mullen                        Attn: Kellie Mullen

By Facsimile:                              By Telephone:

(617) 664-5395                             (617) 664-5587


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges receipt of the Prospectus dated July 22, 1998 (the "Prospectus") of Michael Petroleum Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 1/2% Series B Senior Notes due 2005 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 11 1/2% Series A Senior Notes due 2005 (the "Private Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         The undersigned hereby tenders the Private Notes described in the box entitled "Description of Private Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Private Notes and the undersigned represents that it has received from each beneficial owner of Private Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         This Letter of Transmittal is to be used only by a holder of Private Notes (i) if certificates representing Private Notes are to be forwarded herewith or (ii) if delivery of Private Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depository"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering." If delivery of the Private Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository tenders of the Private Notes must be effected in accordance with the procedures mandated by the Depository's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

         The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

         Any Beneficial Owner whose Private Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Private Notes promptly and instruct such registered holder of Private Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Private Notes, either make appropriate arrangements to register ownership of the Private Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Private Notes. The transfer of record ownership may take considerable time.

         In order to properly complete this Letter of Transmittal, a holder of Private Notes must (i) complete the box entitled "Description of Private Notes,"
(ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Private Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

         Holders of Private Notes who desire to tender their Private Notes for exchange and (i) whose Private Notes are not immediately available, (ii) who cannot deliver their Private Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Private Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 of the Instructions beginning on page 10 hereof.

         Holders of Private Notes who wish to tender their Private Notes for exchange must, at a minimum, complete column (1), column (2), if applicable (see footnote 1 below), and column (3) in the box below entitled "Description of Private Notes" and sign the box on page 9 under the words "Sign Here." If only those columns are completed, such holder of Private Notes will have tendered for exchange all Private Notes listed in column (3) below. If the holder of Private Notes wishes to tender for exchange less than all of such Private Notes, column
(4) must be completed in full. In such case, such holder of Private Notes should refer to Instruction 5 on page 11.

---------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF PRIVATE NOTES
---------------------------------------------------------------------------------------------------------------------
                         (1)                                  (2)               (3)                    (4)
        Name(s) and Address(es) of Registered            Private Note        Aggregate          Principal Amount
      Holder(s) of Private Note(s), exactly as             Number(s)         Principal            Tendered For
          name(s) appear(s) on Private Note                 (Attach            Amount               Exchange
                   Certificate(s)                         signed List                          (only if different
             (Please fill in, if blank)                       if                                   amount from
                                                         necessary)(1)                               column(3))
                                                                                              (must be in integral
                                                                                             multiples of $1,000)(2)
---------------------------------------------------------------------------------------------------------------------

                                                        -------------------------------------------------------------

                                                        -------------------------------------------------------------

                                                        -------------------------------------------------------------

                                                        -------------------------------------------------------------

                                                        -------------------------------------------------------------

                                                        -------------------------------------------------------------

                                                        -------------------------------------------------------------

                                                        -------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

(1) Column (2) need not be completed by holders of Private Notes tendering Private Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

(2) Column (4) need not be completed by holders of Private Notes who wish to tender for exchange the principal amount of Private Notes listed in column (3). Completion of column (4) will indicate that the holder of Private Notes wishes to tender for exchange only the principal amount of Private Notes indicated in column (4).

     [ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

     [ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK- ENTRY
         TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

         Name of Tendering Institution:
                                       --------------------------------
         Account of Number:
                                       --------------------------------
         Transaction Code Number:
                                       --------------------------------

     [ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A
         NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Registered Holder of Private Note(s):
                                                              ---------
         Date of Execution of Notice of Guaranteed Delivery:
                                                              ---------
         Window Ticket Number (if available):
                                                              ---------
         Name of Institution which Guaranteed Delivery:
                                                              ---------
         Account Number (if delivered by book-entry transfer):
                                                              ---------

     [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL
         COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR
         SUPPLEMENTS THERETO:

         Name:
                 ------------------------------------------------------
         Address:
                 ------------------------------------------------------

                 ------------------------------------------------------

         Number of Additional
               Copies Desired:
                              -----


----------------------------------------------      ---------------------------------------------------
        SPECIAL ISSUANCE INSTRUCTIONS                         SPECIAL DELIVERY INSTRUCTIONS
       (See Instructions 1, 6, 7 and 8)                      (See Instructions 1, 6, 7 and 8)

      To be completed ONLY (i) if the Exchange            To be completed ONLY if the Exchange
Notes issued in exchange for Private Notes (or      Notes issued in exchange for Private Notes (or
if certificates for Private Notes not tendered      if certificates for Private Notes not tendered
for exchange for Exchange Notes or Private          for exchange for Exchange Notes or Private
Notes) are to be issued in the name of someone      Notes) are to be mailed or delivered (i) to
other than the undersigned or (ii) if Private       someone other than the undersigned, or (ii) to
Notes tendered by book-entry transfer which         the undersigned at an address other than the
are not exchanged are to be returned by credit      address shown below the undersigned's
to an account maintained at the Depository.         signature.

Issue to:
                                                    Mail or deliver to:
Name
    -----------------------------------------
                (Please Print)                      Name
                                                         ----------------------------------------------
                                                                    (Please Print)
Address
       --------------------------------------
                                                    Address
---------------------------------------------              --------------------------------------------

---------------------------------------------       ---------------------------------------------------
               (Include Zip Code)
                                                    ---------------------------------------------------
                                                                       (Include Zip Code)

---------------------------------------------
 (Tax Identification or Social Security No.)
                                                    ---------------------------------------------------
      Credit Private Notes not exchanged and            (Tax Identification or Social Security No.)
delivered by book-entry transfer to the
Depository account set forth below:


---------------------------------------------
             (Account Number)
---------------------------------------------       ----------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                BENEFICIAL OWNER(S)
--------------------------------------------------------------------------------------------------------
State of Principal Residence of Each Beneficial              Principal Amount of Private Notes Held for
            Owner of Private Notes                                Account of Beneficial Owner(s)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

         If delivery of Private Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository, then tenders of Private Notes must be effected in accordance with the procedures mandated by the Depository's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

         Pursuant to the offer by Michael Petroleum Corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated July 22, 1998 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 1/2% Series B Senior Notes due 2005 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 11 1/2% Series A Senior Notes due 2005 (the "Private Notes"). The undersigned hereby tenders to the Company for exchange the Private Notes indicated above.

         By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Private Notes tendered for exchange herewith, the undersigned (A) acknowledges and agrees that all of the rights of such undersigned pursuant to that certain Registration Rights Agreement, dated as of March 30, 1998, among the Company and the Initial Purchasers (as defined in the Prospectus), will have been satisfied and extinguished in all respects and (B) will have irrevocably sold, assigned, transferred and exchanged, to the Company all right, title and interest in, to and under all of the Private Notes tendered for exchange hereby, and hereby appoints State Street Bank and Trust Company (the "Exchange Agent") as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Private Notes with respect to such Private Notes, with full power of substitution to (i) deliver certificates representing such Private Notes, or transfer ownership of such Private Notes on the account books maintained by The Depository Trust Company (the "Depository") (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Private Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that (i) the undersigned is the owner of the Private Notes, (ii) the undersigned has a net long position within the meaning of Rule 14c-4 ("Rule 14c-4") under the Securities Exchange Act of 1934, as amended, equal to or greater than the principal amount of Private Notes tendered hereby, (iii) the tender of such Private Notes complies with Rule 14c-4 (to the extent that Rule 14c-4 is applicable to such exchange),
(iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Private Notes and (v) when such Private Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent, the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Private Notes tendered for exchange hereby.

         The undersigned hereby further represents to the Company that (i) the Exchange Notes to be acquired by the undersigned in exchange for the Private Notes tendered hereby and any beneficial owner(s) of such Private Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) is not engaging and does not intend to engage in the distribution of the Exchange Notes, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in certain no-action letters, (v) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (vi) neither the undersigned nor any beneficial owner is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Private Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Private Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Private Notes for exchange may be withdrawn at any time prior to 5:00 p.m. New York City time, on August 31, 1998 (the "Expiration Date") unless the Exchange Offer is extended, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. See "The Exchange Offer -- Withdrawal Rights" in the Prospectus. Any Private Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

         The undersigned acknowledges that the Company's acceptance of Private Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Private Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Private Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any Private Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the holder of Private Note(s) thereof if the Company does not accept for exchange any of the Private Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Private Note(s).

         In order to validly tender Private Notes for exchange, holders of Private Notes must complete, execute and deliver this Letter of Transmittal.

         Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Private Notes is irrevocable.

--------------------------------------------------------------------------------
                                    SIGN HERE


 ---------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

Date:                    , 1998
     --------------------
         Must be signed by the registered holder(s) of Private Notes exactly as name(s) appear(s) on certificate(s) representing the Private Notes or on a security position listing or by person(s) authorized to become registered Private Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s):
        -----------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                      ---------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No:  (    )
                                   --------------------------------------------
Tax Identification or Social Security Nos:
                                          -------------------------------------
                                           Please complete Substitute Form W-9


                            GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:
                     ----------------------------------------------------------
Dated:
      -------------------------------------------------------------------------
Name and Title:
               ----------------------------------------------------------------
                                 (Please Print)

Name of Firm:
             ------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

         a.       The Securities Transfer Agents Medallion Program (STAMP)
         b.       The New York Stock Exchange Medallion Signature Program (MSP)
         c.       The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Private Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Private Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND PRIVATE NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Private Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer of guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Private Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Private Notes who elect to tender Private Notes and (i) whose Private Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Private Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution, (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal and Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Private Notes, the certificate number(s) of such Private Notes and the principal amount of Private Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Private Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Private Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

         THE METHOD OF DELIVERY OF PRIVATE NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF PRIVATE NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS

RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY PRIVATE NOTES SHOULD BE SENT TO THE COMPANY.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders of Private Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Private Notes for exchange.

         3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Private Notes" above is inadequate, the certificate numbers and principal amounts of the Private Notes being tendered should be listed on a separate signed schedule affixed hereto.

         4. WITHDRAWALS. A tender of Private Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Private Notes must (i) specify the name of the person who tendered the Private Notes to be withdrawn (the "Depositor"), (ii) identify the Private Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Private Notes), (iii) be signed by the holder of Private Notes in the same manner as the original signature on the Letter of Transmittal by which such Private Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Private Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Private Notes are to be registered, if different from that of the Depositor, and (v) be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Withdrawals of tenders of Private Notes may not be rescinded, and any Private Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Private Notes so withdrawn are validly retendered. Properly withdrawn Private Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         5. PARTIAL TENDERS. (Not applicable to holders of Private Notes who tender Private Notes by book-entry transfer). Tenders of Private Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Private Notes, fill in the principal amount of Private Notes which are tendered for exchange in column (4) of the box entitled "Description of Private Notes" on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Private Notes, will be sent to the holders of Private Notes (unless otherwise indicated in the appropriate box on this Letter of Transmittal) as promptly as practicable after the expiration or termination of the Exchange Offer.

         6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

         (a) The signature(s) of the holder of Private Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Private Notes without alternation, enlargement or any change whatsoever.

         (b) If tendered Private Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If any tendered Private Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

         (d) When this Letter of Transmittal is signed by the holder of the Private Notes listed and transmitted hereby, no endorsements of Private Notes or separate powers of attorney are required. If, however, Private Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Private Notes, then the Private Notes transmitted hereby must endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Private Notes appear(s) on the Private Notes. Signatures on such Private Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or Private Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder of Private Notes listed, the Private Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Private Notes appear(s) on the certificates. Signatures on such Private Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Private Notes pursuant to the Exchange Offer. If, however, issuance of Exchange Notes is to be made to, or Private Notes not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Private Notes, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Private Notes tendering Private Notes for exchange prior to the issuance of the Exchange Notes.

         8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes, or if any Private Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Private Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Private Notes tendering Private Notes by book-entry transfer may request that Private Notes not accepted be credited to such account maintained at the Depository as such holder of Private Notes may designate.

         9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Private Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Private Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Private Notes. The Company's interpretation of the term of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Private Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Private Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions" in the Prospectus in the case of any Private Notes tendered (except as otherwise provided in the Prospectus).

         11. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES. If a holder of Private Notes desires to tender Private Notes pursuant to the Exchange Offer, but any of such Private Notes has been mutilated, lost, stolen or destroyed, such holder of Private Notes should write to or telephone the Trustee at the address listed below, concerning the procedures for obtaining replacement certificates for such private Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

                       State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Plaza, 4th Floor
                           Boston, Massachusetts 02110
                               Attn: Kellie Mullen
                                 (617) 664-5587

         12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under current federal income tax law, a holder of Private Notes whose tendered Private Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Private Notes is awaiting a TIN) and that (A) the holder of Private Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Private Notes that he or she is no longer subject to backup withholding, or (ii) an adequate basis for exemption from backup withholding. If such holder of Private Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Private Notes may be subject to certain penalties imposed by the Internal Revenue Service.

         Certain holders of Private Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Private Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (the terms of which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

         If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Private Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The holder of Private Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Private Notes. If the Private Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.


---------------------------------------------------------------------------------------------------------------------------
                                        PAYER'S NAME: State Street Bank and Trust Company
---------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                              PART 1 - PLEASE PROVIDE YOUR
FORM W-9                                TIN IN THE BOX AT RIGHT AND             _________________________________
                                        CERTIFY BY SIGNING AND                  Social Security Number
Department of the Treasury              DATING BELOW
Internal Revenue Service                                                        OR

                                                                                -----------------------------------
                                                                                Employer Identification Number


                                        -----------------------------------------------------------------------------------
Payer's Request for Taxpayer            Part 2 -                                Part 3 -
Identification Number (TIN)             Certification Under Penalties of
                                        Perjury, I certify that:

                                        (1)      The number shown on this       Awaiting TIN                       [ ]
                                                 form is my correct taxpayer
                                                 identification number (or I
                                                 am waiting for a number to
                                                 be issued to me); and

                                        (2)      I am not subject to backup
                                                 withholding either because I
                                                 have not been notified by the
                                                 Internal Revenue Service (the
                                                 "IRS") that I am subject to
                                                 backup withholding as a
                                                 result of a failure to report
                                                 all interest or dividends, or
                                                 the IRS has notified me that
                                                 I am no longer subject to
                                                 backup withholding.
                                        -----------------------------------------------------------------------------------

                                        Certificate instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                        SIGNATURE ____________________________________ DATE _________________
                                        NAME ___________________________________________________________________
                                        ADDRESS _______________________________________________________________
                                        CITY ____________________ STATE __________________ ZIP CODE ___________

---------------------------------------------------------------------------------------------------------------------------
NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU
         PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
         NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                         YOU MUST COMPLETE THE FOLLOWING
                  CERTIFICATE IF YOU CHECK THE BOX IN PART 3 OF
                               SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
                PAYER'S NAME: State Street Bank and Trust Company

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.


-------------------------------------------------      ------------------------
Signature                                              Date
--------------------------------------------------------------------------------
                                       15

                        INSTRUCTION TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
                                       OF
       11 1/2% SERIES A SENIOR NOTES DUE 2005 OF MICHAEL PETROLEUM COMPANY

         The undersigned hereby acknowledges receipt of the Prospectus dated July 22, 1998 (the "Prospectus") of Michael Petroleum Corporation, a Texas corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 11 1/2% Series A Senior Notes due 2005 (the "Private Notes") held by you for the account of the undersigned.

         The aggregate face amount of the Private Notes held by you for the account of the undersigned is (fill in amount):

         $              of the Private Notes.
          --------------

         With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         [ ] To TENDER the following Private Notes held by you for the account of the undersigned (insert principal amount of Private Notes to be tendered, if any):

         $              of the Private Notes.
          --------------

         [ ] NOT to TENDER any Private Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Private Notes held by you for the account of the undersigned, it is understood that you are authorized
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Private Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state)___, (ii) the undersigned is acquiring the Exchange Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of Exchange Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with any resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling securityholder information required by item 507 or Item 508, if applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, (vii) if the undersigned is not a broker-dealer, that it is not participating in, does not intend to participate in, and has no arrangement or understanding with any person to participate in the distribution of Exchange Notes, and (viii) if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Private Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Private Notes.

                                    SIGN HERE

Name of Beneficial Owner(s) (please print):
                                           ------------------------------------
Signature(s):
             ------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------
Telephone Number:
                 --------------------------------------------------------------
Taxpayer Identification or Social Security Number:
                                                  -----------------------------
Date:
     --------------------------------------------------------------------------

                                       16